Exhibit 10.3

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of [_], 2021, among Bumble Inc., a Delaware corporation, Buzz Holdings L.P., a Delaware limited partnership, and the holders, other than the Corporation, of Common Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of Common Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Blackstone Limited Partner” has the meaning set forth in the LP Agreement.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Buzz Holdings L.P.” means Buzz Holdings L.P., a Delaware limited partnership, and any successor thereto.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Unit” means (i) each Common Unit (as such term is defined in the LP Agreement) issued as of the date hereof and (ii) each Common Unit or other interest in Buzz Holdings L.P. that may be issued by Buzz Holdings L.P. in the future that is designated by the Corporation as a “Common Unit.” For the avoidance of doubt, “Common Unit” shall include any Common Units received in exchange for Incentive Units (as defined in the LP Agreement) pursuant to the LP Agreement, and shall include any Common Units received in settlement of the IPO True Up (as defined in the Loan and Security Agreement, dated as of January 29, 2020, by and between Beehive Holdings III, LP and Buzz Holdings L.P.).

“Common Unitholder” means each holder of one or more Common Units that may from time to time be a party to this Agreement. For the avoidance of doubt, any holder of Common Units received upon conversion of Incentive Units (as defined in the LP Agreement) pursuant to the LP Agreement will be a “Common Unitholder” hereunder.

“Corporation” means Bumble Inc., a Delaware corporation, and any successor thereto.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means, at any time, the number of shares of Class A Common Stock for which a Common Unit is entitled to be exchanged at such time. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.4 of this Agreement.

“Exchanging Common Unitholder” means a Common Unitholder initiating an Exchange.

“Founder Limited Partner” has the meaning set forth in the LP Agreement.

“IPO” means the initial public offering and sale of the company’s Class A Common Stock.

“LP Agreement” means the Second Amended and Restated Limited Partnership Agreement of Buzz Holdings L.P., dated on or about the date hereof, as such agreement may be amended and/or restated from time to time.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

“Principal Stockholder Party” means a “Principal Stockholder” under the Stockholders Agreement of the Corporation, dated on or about the date hereof, among the Corporation and each of the other parties from time to time party thereto as such agreement may be amended and/or restated from time to time.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Corporation.

“Quarterly Exchange Date” means, unless the Corporation cancels such Quarterly Exchange Date pursuant to Section 2.6 hereof, the date each Quarter that is the later to occur of either: (i) the second Business Day after the date on which the Corporation makes a public news release of its quarterly earnings for the prior Quarter or (ii) the first day each Quarter that directors and executive officers of the Corporation are permitted to trade under the applicable polices of the Corporation relating to trading by directors and executive officers; provided that there shall be no Quarterly Exchange Date for any party prior to the expiration or waiver of any applicable lock-up agreement in connection with the IPO.

“Registration Rights Agreement” means the Registration Rights Agreement of Buzz Holdings L.P., dated on or about the date hereof, as such agreement may be amended from time to time.

“Sale Transaction” has the meaning set forth in Section 2.6 of this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

ARTICLE II

SECTION 2.1. Exchange of Common Units for Class A Common Stock.

(a) Subject to adjustment as provided in this Article II and to the provisions of the LP Agreement, each Common Unitholder shall be entitled, on any Quarterly Exchange Date, upon the terms and subject to the conditions hereof, to surrender Common Units to Buzz Holdings L.P., for the account of either the Corporation or Buzz Holdings L.P. in exchange for the delivery to the exchanging Common Unitholder of a number of shares of Class A Common Stock that is equal to the product of the number of Common Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”).

(b) In addition, subject to adjustment as provided in this Article II, each Principal Stockholder Party shall be entitled at any time from and after the closing of the IPO to Exchange Common Units for shares of Class A Common Stock; provided, that the number of Common Units surrendered in such Exchanges (by such Principal Stockholder Party and any related person within the meaning of Section 267(b) or Section 707(b)(1)) during any thirty (30) calendar day period represent, in the aggregate, greater than two percent of total interests in partnership capital or profits (provided that such Exchange constitutes a “block transfer” within the meaning of Treasury Regulation section 1.7704-1(e)(2)).

SECTION 2.2. Exchange Procedures.

(a) The Corporation will provide notice thereof to each Common Unitholder eligible to Exchange Common Units on a Quarterly Exchange Date at least seventy-five (75) days prior to the anticipated date of such Quarterly Exchange Date. A Common Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1(a) above by providing a written notice of Exchange, which in the case of an Exchange pursuant to clause (i) of Section 2.1(a) shall be delivered, at least sixty (60) days prior to the applicable Quarterly Exchange Date substantially in the form of Exhibit A hereto, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and to Buzz Holdings L.P.

(b) As promptly as practicable following the surrender for Exchange of the Common Units in the manner provided in this Article II, Buzz Holdings L.P. shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange registered in the name of the relevant exchanging Common Unitholder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, Buzz Holdings L.P. will, subject to Section 2.2(c) below, upon the written instruction of an exchanging Common Unitholder, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such exchanging Common Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Common Unitholder. The Corporation, including in its capacity as the General Partner of Buzz Holdings L.P., shall take such actions as may be required to ensure the performance by Buzz Holdings L.P. of its obligations under this Article II, including the issuance and sale of shares of Class A Common Stock to or for the account of Buzz Holdings L.P. in exchange for the delivery to the Corporation of a number of Common Units that is equal to the number of Common Units surrendered by an exchanging Common Unitholder.

(c) Buzz Holdings L.P. and each Exchanging Common Unitholder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Buzz Holdings L.P. shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Common Unitholder that requested the Exchange, then such Common Unitholder and/or the person in whose name such shares are to be delivered shall pay to Buzz Holdings L.P. the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Buzz Holdings L.P. that such tax has been paid or is not payable.

(d) The Corporation may adopt reasonable procedures for the implementation of the Exchange provisions set forth in this Article II. A Common Unitholder may not revoke a notice of exchange relating to an Exchange pursuant to clause (i) of Section 2.1(a) delivered pursuant to Section 2.2(a) above, without the consent of the Corporation, which consent may be provided or withheld, or made subject to such conditions, limitations or restrictions, as determined by the Corporation in its sole discretion. Such determinations need not be uniform and may be made selectively among Common Unitholders, whether or not such Common Unitholders are similarly situated.

(e) Notwithstanding anything to the contrary herein, the Corporation may in its sole discretion elect to settle any Exchange hereunder by delivering shares of Class A Common Stock directly to an exchanging Common Unitholder in exchange for such Common Unitholder’s delivery to the Corporation of the corresponding Common Units. Any such transaction shall otherwise be effected on the terms and in the manner provided herein and shall constitute an “Exchange” for all purposes of this Agreement.

(f) Notwithstanding anything to the contrary herein, to the extent a Common Unitholder surrenders for exchange a fraction of a Common Unit, Buzz Holdings L.P. may in its sole discretion deliver to such holder a cash amount equal to the market value of such fraction (as determined by Buzz Holdings L.P. in its sole discretion) in lieu of delivering a fraction of a share of Class A Common Stock.

SECTION 2.3. Limitations on Exchanges.

(a) For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Common Unitholder shall not be entitled to Exchange Common Units to the extent the Corporation determines in good faith that such Exchange (i) would be prohibited by law or (ii) would result in any breach of any debt agreement or other material contract of Buzz Holdings

L.P. or the Corporation; provided, that nothing in this Agreement shall be construed to limit the rights and remedies of any Common Unitholder pursuant to the Registration Rights Agreement. For the avoidance of doubt, no Exchange shall be deemed to be prohibited by law pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

(b) Notwithstanding anything to the contrary herein, if the board of directors of the Corporation shall determine in good faith that additional restrictions on Exchanges are necessary so that Buzz Holdings L.P. is not treated as a “publicly traded partnership” under Section 7704 of the Code, the Corporation or Buzz Holdings L.P. may impose such additional restrictions on Exchanges as the board of directors of the Corporation has determined in good faith to be so necessary. Notwithstanding anything to the contrary herein, no Exchange shall be permitted if, in the good faith determination of the Corporation or Buzz Holdings L.P., such an Exchange would pose a material risk that Buzz Holdings L.P. would be a “publicly traded partnership” under Section 7704 of the Code.

SECTION 2.4. Adjustment.

(a) The Exchange Rate shall be adjusted accordingly if there is: (i) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (ii) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Common Units, in each case, to the extent necessary to maintain the economic equivalency in the value surrendered for exchange and the value received, as determined by the Corporation in its sole discretion. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Common Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging Common Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the Exchange of any Common Unit.

SECTION 2.5. Class A Common Stock to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude Buzz Holdings L.P. from satisfying its obligations in respect of the Exchange of the Common Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or Buzz Holdings L.P. or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof). The Corporation and Buzz Holdings L.P. covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) The Corporation and Buzz Holdings L.P. covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Common Unitholder requesting such Exchange, the Corporation and Buzz Holdings L.P. shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Buzz Holdings L.P. shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

SECTION 2.6. Subsequent Offerings. The Corporation may from time to time provide the opportunity for Common Unitholders to sell or exchange their Common Units to or with the Corporation, Buzz Holdings L.P. or any of their subsidiaries for Class A Common Stock or other consideration (a “Sale Transaction”); provided that no Sale Transaction shall occur unless the Corporation cancels the nearest Quarterly Exchange Date scheduled to occur in the same fiscal year of the Corporation as such Sale Transaction. A Common Unitholder selling Common Units in connection with a Sale Transaction must provide notice to the Corporation at least thirty (30) days prior to the settlement of such Sale Transaction in respect of the Common Units to be sold; provided that with respect to any Common Unitholder transferring Common Units in a “block transfer” within the meaning of Treasury Regulation section 1.7704-1(e)(2), the Corporation may waive such notice requirement. For the avoidance of doubt, the total aggregate number of Quarterly Exchange Dates and Sale Transactions occurring during any fiscal year of the Corporation shall not exceed four (4).

ARTICLE III

SECTION 3.1. Additional Common Unitholders. To the extent a Common Unitholder validly transfers any or all of such holder’s Common Units to another person in a transaction in accordance with, and not in contravention of, the LP Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring Common Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Common Unitholder hereunder. To the extent Buzz Holdings L.P. issues Common Units in the future, Buzz Holdings L.P. shall be entitled, in its sole discretion, to make any holder of such Common Units a Common Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to the Corporation, to:

Bumble Inc.

1105 West 41st Street

Austin, Texas 78756

Attention: Laura Franco, Chief Legal and Compliance officer

Email: [email address]

With a copy to

Buzz Holdings L.P.

c/o Bumble Inc.

1105 West 41st Street

Austin, Texas 78756

Attention: Laura Franco, Chief Legal and Compliance officer

Email: [email address]

(b) If to Buzz Holdings L.P., to:

Buzz Holdings L.P.

c/o Bumble Inc.

1105 West 41st Street

Austin, Texas 78756

Attention: Laura Franco, Chief Legal and Compliance officer

Email: [email address]

(c) If to any Common Unitholder, to the address and other contact information set forth in the records of Buzz Holdings L.P. from time to time.

SECTION 3.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Buzz Holdings L.P. and (iii) Common Unitholders holding a majority of the then outstanding Common Units (excluding Common Units held by the Corporation); provided, however, that for so long as (i) the Blackstone Limited Partner owns at least 5% of the outstanding Common Units, the prior written consent of the Blackstone Limited Partner will be required for any amendment, supplement, waiver or modification of this Agreement or (ii) the Founder Limited Partner owns at least 5% of the outstanding Common Units, the prior written consent of the Founder Limited Partner will be required for any amendment, supplement, waiver or modification of this Agreement.

SECTION 3.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding or investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or thereunder brought by a party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Chancery Court, if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. Each of the parties hereby irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each party irrevocably consents to service of process in any dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 3.2. Each party hereby irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action brought by any party with respect to this Agreement (i) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 3.8; (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); or (iii) any objection which such party may now or hereafter have (A) to the laying of venue of any of the aforesaid actions arising out of or in connection with this Agreement brought in the courts referred to above; (B) that such action brought in any such court has been brought in an inconvenient forum and (C) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.

(C) EACH PARTY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. THE PARTIES INTEND THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.

(d) EACH PARTY, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

SECTION 3.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10. Tax Treatment; Tax Withholding.

(a) This Agreement shall be treated as part of the partnership agreement of Buzz Holdings L.P. as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Common Units by a Common Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

(b) Notwithstanding any other provision in this Agreement, the Corporation, Buzz Holdings L.P. and their agents and affiliates shall have the right to deduct and withhold taxes (including Class A Common Stock with a fair market value determined in the sole discretion of the Corporation equal to the amount of such taxes) from any payments to be made pursuant to the transactions contemplated by this Agreement if, in their opinion, such withholding is required by law, and shall be provided with any necessary tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, and any similar information; provided, that the Corporation may, in its sole discretion, allow an exchanging Common Unitholder to pay such taxes owed on the exchange of Common Units for Class A Common Stock in cash in lieu of the Corporation withholding or deducting such taxes. To the extent that any of the aforementioned amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the recipient of the payments in respect of which such deduction and withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall indemnify the applicable withholding agent for any amounts imposed by any taxing authority together with any costs and expenses related thereto.

SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.12. Independent Nature of Common Unitholders’ Rights and Obligations. The obligations of each Common Unitholder hereunder are several and not joint with the obligations of any other Common Unitholder, and no Common Unitholder shall be responsible in any way for the performance of the obligations of any other Common Unitholder hereunder. The decision of each Common Unitholder to enter into to this Agreement has been made by such Common Unitholder independently of any other Common Unitholder. Nothing contained herein, and no action taken by any Common Unitholder pursuant hereto, shall be deemed to constitute the Common Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Common Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the Common Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regards to its principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

BUMBLE INC.

By:
Name: Laura Franco Title: Chief Legal and Compliance Officer

BUZZ HOLDINGS L.P.

By:	Bumble Inc., its general partner

By:
Name: Laura Franco Title: Chief Legal and Compliance Officer

[Signature Page to Exchange Agreement]

COMMON UNITHOLDERS:

BLACKSTONE BUZZ HOLDINGS L.P.

By:	BTO Holdings Manager – NQ L.L.C., its general partner

By:	Blackstone Tactical Opportunities Associates – NQ L.L.C., its managing member

By:	BTOA – NQ L.L.C., its sole member

By:
Name: Title:

BLACKSTONE TACTICAL OPPORTUNITIES FUND – FD L.P.

By:	Blackstone Tactical Opportunities Associates III – NQ L.P., its general partner

By:	BTO DE GP – NQ L.L.C., its general partner

By:
Name: Title:

[Signature Page to Exchange Agreement]

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP – GROWTH ESC L.P.

By:	BXG Side-by-Side GP L.L.C., its general partner

By:
Name: Title:

[Signature Page to Exchange Agreement]

BEEHIVE HOLDINGS II, LP

By:	Beehive Holdings Management II, LLC, its general partner

By:
Name: Whitney Wolfe Herd Title: Sole Member

BEEHIVE HOLDINGS III, LP

By:	Beehive Holdings Management III, LLC, its general partner

By:
Name: Whitney Wolfe Herd Title: Sole Member

[Signature Page to Exchange Agreement]

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

[Signature Page to Exchange Agreement]

Name:

Name:

Name:

Name:

[Signature Page to Exchange Agreement]

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Bumble Inc.

1105 West 41st Street

Austin, Texas 78756

Attention: Laura Franco, Chief Legal and Compliance Officer

Buzz Holdings L.P.

c/o Bumble Inc.

1105 West 41st Street

Austin, Texas 78756

Attention: Laura Franco, Chief Legal and Compliance Officer

Reference is hereby made to the Exchange Agreement, dated as of [_], 2021 (the “Exchange Agreement”), among Bumble Inc., a Delaware corporation, Buzz Holdings L.P., a Delaware limited partnership, and the holders of Common Units from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Common Unitholder hereby transfers to Buzz Holdings L.P., for the account of either the Corporation or Buzz Holdings L.P., the number of Common Units set forth below in exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of Common Unitholder: _______________________________________________

Address: ______________________________________________________________________

Number of Common Units to be exchanged: _______________________

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Common Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Common Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Common Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of Buzz Holdings L.P. as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to Buzz Holdings L.P., for the account of either the Corporation or Buzz Holdings L.P., the Common Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [_], 2021 (the “Agreement”), among Bumble Inc., a Delaware corporation (the “Corporation”), Buzz Holdings L.P., a Delaware limited partnership, and each of the Common Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Common Units in Buzz Holdings L.P.. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Common Unitholder contained in the Agreement, with all attendant rights, duties and obligations of a Common Unitholder thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Buzz Holdings L.P., the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:
Address for Notices:	With copies to:

Attention:

[INSERT APPROPRIATE INDIVIDUAL OR ENTITY SIGNATURE BLOCK FOR JOINING PARTY]